UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: February 22, 2005 (Date of earliest event reported:  February 17, 2005)

LAZY DAYS’ R.V. CENTER, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Florida	333-114210	59-1764794
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6130 Lazy Days Boulevard Seffner, Florida 33584-2968
(Address of Principal Executive Offices, including Zip Code)

(800) 626-7800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1 Press release dated February 17, 2005.

Item 2.02. Results of Operations and Financial Condition

On February 17, 2005, Lazy Days’ R.V. Center, Inc. issued a press release announcing preliminary unaudited financial results for the quarter and year ended December 31, 2004.  A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Current Report on form 8-K, including the attached exhibit, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such filing.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LAZY DAYS’ R.V. CENTER, INC.

	By:	Donald W. Wallace
Date: February 22, 2005	Name:	Donald W. Wallace
	Title:	Chief Executive Officer

LAZY DAYS’ R.V. CENTER, INC

	By:	/s/ Charles L. Thibault
		Name:	Charles L. Thibault
		Title:	Chief Financial Officer